Principal Funds, Inc.
Supplement dated December 17, 2021
to the Prospectus dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
On or about January 15, 2022, under The Sub-Advisors section, add the following to the alphabetical list of sub-advisors:
Wellington Management Company LLP

MANAGEMENT OF THE FUNDS
On or about January 15, 2022, in The Sub-Advisors section, under Sub-Advisor: Wellington Management Company LLP, delete the Fund sentence and replace with the following:
Fund:    a portion of the Diversified Real Asset (commodities strategy) and a portion of the Global Multi-Strategy (Wellington will primarily use the equity long/short strategy; however, it may use any of the Fund’s investment strategies).